EXHIBIT 99.1

Sun Healthcare Group, Inc.
 Reports Third-quarter Earnings
and Normalized EPS of $0.25

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

Irvine, Calif. (Oct. 27, 2009)—Sun Healthcare Group, Inc. (NASDAQ GS: SUNH) today announced its operating results for the third quarter ended Sept. 30, 2009.

Third-quarter Results:

On a normalized basis, comparing the quarter ended Sept. 30, 2009, to the same period in 2008 (unless otherwise stated):

•	consolidated revenues rose 3.3 percent to $470.9 million;
o	rates continued to drive revenue growth;
▪	acuity strategy contributed to rate growth;
•	consolidated EBITDAR increased 5.3 percent to $60.4 million;
o	EBITDAR margin improved 20 basis points to 12.8 percent;
•	consolidated EBITDA increased 8.3 percent to $42.2 million;
o	EBITDA margin improved 50 basis points to 9.0 percent;
•	diluted earnings per share from continuing operations reported at $0.25, up 19 percent;
•	operating cash flows up 36 percent to $39.8 million;
•	the sole normalizing item in the third quarter was a non-recurring pretax expense of
$0.9 million for restructuring costs, which consisted principally of employee severance costs;
o	infrastructure restructuring should reduce overhead by approximately $10.0 million on an annualized basis; and
•	results included $1.0 million of non-recurring project costs associated with the implementation of the new clinical/billing platform and labor management system.

  Commenting on the Company’s third-quarter results, Richard K. Matros, Sun’s chairman and chief executive officer, remarked, “It appears that we have weathered the worst of the economic downturn relative to overall occupancy and mix. On a sequential basis, our occupancy improved 20 basis points.  Although occupancy was down 80 basis points compared to third quarter of 2008, it is an improvement over the decrease of 130 basis points that we experienced in the second quarter. Our skilled mix was down 20 basis points compared to third quarter of 2008, as compared to the second quarter’s year-over-year decline of 100 basis points. As a percent of revenue, skilled mix increased 90 basis points over the third quarter of 2008. September’s occupancy edged up to 88.2 percent and has held in October. The Company’s operating cash flows for the quarter were strong and our cost controls continue to be solid.”

Segment Updates

The year-over-year revenue growth in Sun’s inpatient services business (SunBridge) for the quarter of $16.9 million or 4.2 percent was principally driven by skilled rate growth and census expansion in the hospice business (SolAmor). SunBridge’s nursing center Medicare rate continued to demonstrate strong acuity growth, as evidenced by the Rehab RUG utilization of 88.9 percent and REX utilization of 42 percent, resulting in an 8.1 percent increase in rates. In addition, SunBridge experienced a 5.4 percent increase in managed care rates. SolAmor’s revenues grew 75 percent from $4.1 million to $7.2 million, principally due to growth in census (driven in part by a September 2008 acquisition). SolAmor had its best ever quarter, contributing $1.6 million in EBITDA and a 22.2 percent EBITDA margin. The Oct. 1, 2009 acquisition of Allegiance Hospice will increase the potential of the hospice business line. Overall, inpatient services EBITDA grew $4.5 million year over year along with a 60 basis point improvement in margin, which increased to 12.6 percent for the quarter.

SunDance, Sun’s rehabilitation therapy services business, experienced revenue growth of $6.7 million or 17.4 percent in the quarter and EBITDA margin expansion of 110 basis points, which produced a 6.1 percent margin for the quarter. The revenue growth and margin expansion were favorably impacted by 15 percent growth in revenue per contract.

The slow economy continues to impact the demand for temporary medical staffing across the industry.  Accordingly, revenues from CareerStaff, Sun’s medical staffing services business, were down compared to revenues in the third quarter of 2008. Despite the decline in revenues, CareerStaff experienced EBITDA margin growth of 40 basis points to 9.3 percent for the quarter.

        Mr. Matros further stated, “Acuity in our inpatient services business continued to be strong, particularly in our Rehab Recovery Suites ® (RRS) centers, where skilled mix increased 40 basis points to 21.5 percent over the third quarter of 2008. Quality results as measured by both internal and external metrics continued to reflect our commitment to quality of care, and we expect that 2009 will be our best year in terms of these metrics. SolAmor continued its strong performance and will benefit from the recent acquisition of Allegiance Hospice. Through nine months on $19.2 million in revenue, it contributed $3.5 million in EBITDA. CareerStaff, as previously noted, is our hardest-hit business segment and, while revenues have decreased, our management team once again increased margins. SunDance recorded another good quarter and continues to show growth in key metrics.”

Conference Call

As previously announced, investors and the general public are invited to listen to a conference call with Sun’s senior management on Wednesday, Oct. 28, 2009, at 10 a.m. Pacific / 1 p.m. Eastern, to discuss the Company’s earnings for the third quarter of 2009.

      To listen to the conference call, dial (800) 768-6490 and refer to Sun Healthcare Group. A recording of the call will be available from 4 p.m. Eastern on Oct. 28, 2009, until midnight Eastern on Nov. 27, 2009, by calling (888) 203-1112 and using access code 5432115.

About Sun Healthcare Group, Inc.

The subsidiaries of Sun Healthcare Group, Inc. (NASDAQ GS: SUNH) provide nursing, rehabilitative and related specialty healthcare services principally to the senior population in the United States. Sun’s core business is providing inpatient services, primarily through 184 skilled nursing centers, 14 assisted and independent living centers and eight mental health centers. On a consolidated basis, Sun had annual revenues in 2008 of more than $1.8 billion and approximately 30,000 employees in 46 states.

At Sept. 30, 2009, SunBridge centers had 23,289 licensed beds located in 25 states, of which 22,481 were available for occupancy. The company also provides rehabilitation therapy services to affiliated and non-affiliated centers through the SunDance subsidiary, medical staffing services through the CareerStaff Unlimited subsidiary and hospice services through the SolAmor subsidiary.

Forward-Looking Statement

     Statements made in this release that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate,” "expect,” "hope,” "intend,” "may” and similar expressions. Factors that could cause actual results to differ are identified in the public filings made by the company with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements; our ability to maintain the occupancy rates and payor mix at our healthcare centers; potential liability for losses not covered by, or in excess of, our insurance; the effects of government regulations and investigations; the significant amount of our indebtedness, covenants in our debt agreements that may restrict our activities and our ability to make acquisitions, incur more indebtedness and refinance indebtedness on favorable terms; the impact of the current economic downturn on our business; increasing labor costs and the shortage of qualified healthcare personnel; and our ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect our business and financial results are included in our public filings made with the Securities and Exchange Commission, including our Annual Report on Forms 10-K and 10-K/A and Quarterly Reports on Form 10-Q and 10-Q/A, copies of which are available on Sun’s web site, www.sunh.com.
     The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by Sun are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
     EBITDA and EBITDAR as used in this press release and in the accompanying tables, which are non-GAAP financial measures, are each reconciled to net income (loss) in the accompanying tables. In addition, the normalizing adjustments to EBITDA, EBITDAR, pre-tax income and income from continuing operations discussed in this press release and shown in the accompanying tables are non-GAAP adjustments.
     Any documents filed by Sun with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting Sun’s investor relations department at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc. 101 Sun Avenue N.E., Albuquerque, N.M. 87109. You may also read and copy any reports, statements and other information filed by Sun with the SEC at the SEC public reference room at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC’s web site for further information.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

KEY INCOME STATEMENT FIGURES
CONSOLIDATED
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2009	September 30, 2008

Revenue	$470,893	$455,757

Depreciation and amortization	11,460	10,165

Interest expense, net	12,231	13,070

Pre-tax income	17,609	15,707

Income tax expense	7,220	6,286

Income from continuing operations	10,389	9,421

Loss from discontinued operations	(731)	(817)

Net income	$9,658	$8,604

Diluted earnings per share	$0.22	$0.19

EBITDAR	$60,366	$57,351
Margin - EBITDAR	12.8%	12.6%

EBITDAR normalized	$60,366	$57,351
Margin - EBITDAR normalized	12.8%	12.6%

EBITDA	$42,172	$38,942
Margin - EBITDA	9.0%	8.5%

EBITDA normalized	$42,172	$38,942
Margin - EBITDA normalized	9.0%	8.5%

Pre-tax income continuing operations - normalized	$18,481	$15,707

Income tax expense - normalized	$7,578	$6,286

Income from continuing operations normalized	$10,903	$9,421

Diluted earnings per share - normalized	$0.25	$0.21

Net income - normalized	$10,172	$8,604

Diluted earnings per share - normalized	$0.23	$0.19

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

KEY INCOME STATEMENT FIGURES
CONSOLIDATED
(in thousands, except per share data)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2009	September 30, 2008

Revenue	$1,407,735	$1,356,706

Depreciation and amortization	33,336	29,553

Interest expense, net	37,422	41,144

Pre-tax income	55,597	50,218

Income tax expense	22,795	20,119

Income from continuing operations	32,802	30,099

Loss from discontinued operations	(2,806)	(3,233)

Net income	$29,996	$26,866

Diluted earnings per share	$0.68	$0.61

EBITDAR	$182,042	$176,163
Margin - EBITDAR	12.9%	13.0%

EBITDAR normalized	$186,342	$174,982
Margin - EBITDAR normalized	13.2%	12.9%

EBITDA	$127,269	$120,838
Margin - EBITDA	9.0%	8.9%

EBITDA normalized	$131,569	$119,657
Margin - EBITDA normalized	9.3%	8.8%

Pre-tax income continuing operations - normalized	$60,769	$49,037

Income tax expense - normalized	$24,916	$19,647

Income from continuing operations normalized	$35,853	$29,390

Diluted earnings per share - normalized	$0.82	$0.67

Net income - normalized	$33,395	$25,935

Diluted earnings per share - normalized	$0.76	$0.59

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30, 2009	December 31, 2008
	(unaudited)	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$117,405	$92,153
Restricted cash	25,855	34,676
Accounts receivable, net	210,394	205,620
Prepaid expenses and other assets	23,385	21,456
Assets held for sale	-	3,654
Deferred tax assets	58,995	57,261

Total current assets	436,034	414,820

Property and equipment, net	615,825	603,645
Intangible assets, net	49,299	54,388
Goodwill	327,020	326,808
Restricted cash, non-current	3,313	3,303
Deferred tax assets	115,054	134,807
Other assets	5,042	5,563

Total assets	$1,551,587	$1,543,334

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$48,005	$62,000
Accrued compensation and benefits	65,592	60,660
Accrued self-insurance obligations, current	46,847	45,293
Other accrued liabilities	65,141	56,857
Current portion of long-term debt and capital lease obligations	27,781	17,865

Total current liabilities	253,366	242,675

Accrued self-insurance obligations, net of current portion	114,258	114,557
Long-term debt and capital lease obligations, net of current portion	674,795	707,976
Unfavorable lease obligations, net	13,377	15,514
Other long-term liabilities	57,651	58,903

Total liabilities	1,113,447	1,139,625

Stockholders' equity:
Preferred stock of $.01 par value, authorized 10,000,000 shares, no shares were issued and outstanding as of September 30, 2009 and December 31, 2008	-	-
Common stock of $.01 par value, authorized 125,000,000 shares, 43,738,565 and 43,544,765 shares issued and outstanding as of September 30, 2009 and December 31, 2008, respectively	437	435
Additional paid-in capital	654,280	650,543
Accumulated deficit	(212,686)	(242,683)
Accumulated other comprehensive loss, net	(3,891)	(4,586)
	438,140	403,709
Total liabilities and stockholders' equity	$1,551,587	$1,543,334

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2009	September 30, 2008
	(unaudited)	(unaudited)

Total net revenues	$470,893	$455,757
Costs and expenses:
Operating salaries and benefits	265,929	259,349
Self-insurance for workers' compensation and general and professional liability insurance	14,165	14,527
Operating administrative costs	12,462	12,792
Other operating costs	97,067	94,599
Center rent expense	18,194	18,409
General and administrative expenses	15,586	13,832
Depreciation and amortization	11,460	10,165
Provision for losses on accounts receivable	5,318	3,307
Interest, net of interest income of $106 and $340, respectively	12,231	13,070
Restructuring costs	872	-
Total costs and expenses	453,284	440,050

Income before income taxes and discontinued operations	17,609	15,707
Income tax expense	7,220	6,286
Income from continuing operations	10,389	9,421

Discontinued operations:
Loss from discontinued operations, net of related taxes	(712)	(163)
Loss on disposal of discontinued operations, net of related taxes	(19)	(654)
Loss from discontinued operations, net	(731)	(817)

Net income	$9,658	$8,604

Basic income per common and common equivalent share:
Income from continuing operations	$0.24	$0.22
Loss from discontinued operations, net	(0.02)	(0.02)
Net income	$0.22	$0.20

Diluted income per common and common equivalent share:
Income from continuing operations	$0.24	$0.21
Loss from discontinued operations, net	(0.02)	(0.02)
Net Income	$0.22	$0.19

Weighted average number of common and common equivalent shares outstanding:
Basic	43,923	43,468
Diluted	44,015	44,478

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2009	September 30, 2008
	(unaudited)	(unaudited)

Total net revenues	$1,407,735	$1,356,706
Costs and expenses:
Operating salaries and benefits	790,804	766,223
Self-insurance for workers' compensation and general and professional liability insurance	45,626	40,985
Operating administrative costs	38,231	37,671
Other operating costs	287,376	279,644
Center rent expense	54,773	55,325
General and administrative expenses	48,057	46,529
Depreciation and amortization	33,336	29,553
Provision for losses on accounts receivable	15,599	9,491
Interest, net of interest income of $310 and $1,454, respectively	37,422	41,144
Loss (gain) on sale of assets, net	42	(77)
Restructuring costs	872	-
Total costs and expenses	1,352,138	1,306,488

Income before income taxes and discontinued operations	55,597	50,218
Income tax expense	22,795	20,119
Income from continuing operations	32,802	30,099

Discontinued operations:
Loss from discontinued operations, net of related taxes	(2,472)	(710)
Loss on disposal of discontinued operations, net of related taxes	(334)	(2,523)
Loss from discontinued operations, net	(2,806)	(3,233)

Net income	$29,996	$26,866

Basic income per common and common equivalent share:
Income from continuing operations	$0.75	$0.70
Loss from discontinued operations, net	(0.07)	(0.08)
Net income	$0.68	$0.62

Diluted income per common and common equivalent share:
Income from continuing operations	$0.75	$0.68
Loss from discontinued operations, net	(0.07)	(0.07)
Net Income	$0.68	$0.61

Weighted average number of common and common equivalent shares outstanding:
Basic	43,807	43,240
Diluted	43,926	44,086

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2009	September 30, 2008
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$9,658	$8,604
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Depreciation and amortization	11,460	10,202
Amortization of favorable and unfavorable lease intangibles	(474)	(452)
Provision for losses on accounts receivable	5,318	3,460
Loss on sale of assets, including discontinued operations, net	31	539
Stock-based compensation expense	1,476	1,405
Deferred taxes	5,500	5,276
Other	-	(68)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	1,079	1,751
Restricted cash	(710)	1,379
Prepaid expenses and other assets	382	(379)
Accounts payable	(6,762)	(3,983)
Accrued compensation and benefits	4,561	2,522
Accrued self-insurance obligations	4	(3,171)
Income taxes payable	-	(615)
Other accrued liabilities	9,355	4,296
Other long-term liabilities	(1,004)	(1,404)
Net cash provided by operating activities	39,874	29,362

Cash flows from investing activities:
Capital expenditures	(16,456)	(12,393)
Purchase of leased real estate	-	(8,229)
Proceeds from sale of assets held for sale	-	9,840
Acquisitions, net of cash acquired	-	(7,060)
Insurance proceeds received for damaged property	-	553
Net cash used for investing activities	(16,456)	(17,289)

Cash flows from financing activities:
Borrowings of long-term debt	20,822	-
Principal repayments of long-term debt and capital lease obligations	(22,562)	(2,221)
Distribution to non-controlling interest	-	(130)
Proceeds from issuance of common stock	55	2,342
Net cash used for financing activities	(1,685)	(9)

Net (decrease) increase in cash and cash equivalents	21,733	12,064
Cash and cash equivalents at beginning of period	95,672	68,369
Cash and cash equivalents at end of period	$117,405	$80,433

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2009	September 30, 2008
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$29,996	$26,866
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Depreciation and amortization	33,336	29,802
Amortization of favorable and unfavorable lease intangibles	(1,350)	(1,443)
Provision for losses on accounts receivable	15,599	9,971
Loss on sale of assets, including discontinued operations, net	607	2,255
Impairment charge for discontinued operation	-	1,800
Stock-based compensation expense	4,385	3,738
Deferred taxes	18,019	13,547
Other	-	11
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(20,588)	(17,801)
Restricted cash	8,811	4,442
Prepaid expenses and other assets	144	(5,700)
Accounts payable	(11,825)	(7,113)
Accrued compensation and benefits	4,927	(1,129)
Accrued self-insurance obligations	1,255	(3,406)
Income taxes payable	-	976
Other accrued liabilities	8,530	679
Other long-term liabilities	177	4,648
Net cash provided by operating activities	92,023	62,143

Cash flows from investing activities:
Capital expenditures	(41,458)	(28,532)
Purchase of leased real estate	(3,275)	(8,956)
Proceeds from sale of assets held for sale	2,174	13,797
Acquisitions, net of cash acquired	-	(7,373)
Insurance proceeds received for damaged property	-	628
Net cash used for investing activities	(42,559)	(30,436)

Cash flows from financing activities:
Borrowings of long-term debt	20,822	20,290
Principal repayments of long-term debt and capital lease obligations	(44,249)	(27,420)
Payment to non-controlling interest	(311)	(2,035)
Distribution to non-controlling interest	(549)	(353)
Proceeds from issuance of common stock	75	2,412
Net cash used for financing activities	(24,212)	(7,106)

Net increase in cash and cash equivalents	25,252	24,601
Cash and cash equivalents at beginning of period	92,153	55,832
Cash and cash equivalents at end of period	$117,405	$80,433

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA and EBITDAR
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2009	September 30, 2008
	(unaudited)	(unaudited)

Total net revenues	$470,893	$455,757

Net income	$9,658	$8,604

Income from continuing operations	10,389	9,421

Income tax expense	7,220	6,286

Restructuring costs	872	-

Net segment income	$18,481	$15,707

Interest, net	12,231	13,070

Depreciation and amortization	11,460	10,165

EBITDA	$42,172	$38,942

Center rent expense	18,194	18,409

EBITDAR	$60,366	$57,351

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, restructuring costs, interest, net, depreciation and amortization.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDA and EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA and EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA and EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA and EBITDAR are significant components in understanding and assessing financial performance, EBITDA and EBITDAR should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA and EBITDAR are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA and EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA and EBITDAR
(in thousands)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2009	September 30, 2008
	(unaudited)	(unaudited)

Total net revenues	$1,407,735	$1,356,706

Net income	$29,996	$26,866

Income from continuing operations	32,802	30,099

Income tax expense	22,795	20,119

Loss (gain) on sale of assets, net	42	(77)

Restructuring costs	872	-

Net segment income	$56,511	$50,141

Interest, net	37,422	41,144

Depreciation and amortization	33,336	29,553

EBITDA	$127,269	$120,838

Center rent expense	54,773	55,325

EBITDAR	$182,042	$176,163

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net ,restructuring costs, interest, net, depreciation and amortization   EBITDAR is defined as EBITDA before facility rent expense.  EBITDA and EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA and EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA and EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA and EBITDAR are significant components in understanding and assessing financial performance, EBITDA and EBITDAR should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA and EBITDAR are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA and EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA and EBITDAR
($ in thousands)

For the Three Months Ended September 30, 2009
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$420,623	$26,394	$23,864	$12	$-	$470,893

Affiliated revenue	-	18,592	545	-	(19,137)	-

Total revenue	420,623	44,986	24,409	12	(19,137)	470,893

Net segment income (loss)	$39,330	$2,606	$2,091	$(25,546)	$-	$18,481

Interest, net	3,024	-	(1)	9,208	-	12,231

Depreciation and amortization	10,483	140	179	658	-	11,460

EBITDA	$52,837	$2,746	$2,269	$(15,680)	$-	$42,172

Center rent expense	17,852	119	223	-	-	18,194

EBITDAR	$70,689	$2,865	$2,492	$(15,680)	$-	$60,366

Normalized EBITDA	$52,837	$2,746	$2,269	$(15,680)	$-	$42,172
Normalized EBITDAR	$70,689	$2,865	$2,492	$(15,680)	$-	$60,366

EBITDA margin	12.6%	6.1%	9.3%			9.0%

EBITDAR margin	16.8%	6.4%	10.2%			12.8%

Normalized EBITDA margin	12.6%	6.1%	9.3%			9.0%

Normalized EBITDAR margin	16.8%	6.4%	10.2%			12.8%

See definitions of EBITDA and EBITDAR in the table "Reconciliation of Net Income to EBITDA and EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

10 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA and EBITDAR
($ in thousands)

For the Nine Months Ended September 30, 2009
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,252,310	$78,063	$77,335	$27	$-	$1,407,735

Affiliated revenue	-	55,168	1,668	-	(56,836)	-

Total revenue	1,252,310	133,231	79,003	27	(56,836)	1,407,735

Net segment income (loss)	$119,934	$8,606	$6,401	$(78,430)	$-	$56,511

Interest, net	9,345	(2)	(1)	28,080	-	37,422

Depreciation and amortization	30,330	399	601	2,006	-	33,336

EBITDA	$159,609	$9,003	$7,001	$(48,344)	$-	$127,269

Center rent expense	53,725	348	700	-	-	54,773

EBITDAR	$213,334	$9,351	$7,701	$(48,344)	$-	$182,042

Normalized EBITDA	$163,909	$9,003	$7,001	$(48,344)	$-	$131,569
Normalized EBITDAR	$217,634	$9,351	$7,701	$(48,344)	$-	$186,342

EBITDA margin	12.7%	6.8%	8.9%			9.0%

EBITDAR margin	17.0%	7.0%	9.7%			12.9%

Normalized EBITDA margin	13.1%	6.8%	8.9%			9.3%

Normalized EBITDAR margin	17.4%	7.0%	9.7%			13.2%

See definitions of EBITDA and EBITDAR in the table "Reconciliation of Net Income to EBITDA and EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Year to Date Comparison".

11 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA and EBITDAR
($ in thousands)

For the Three Months Ended September 30, 2008
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$403,736	$22,756	$29,256	$9	$-	$455,757

Affiliated revenue	-	15,562	827	-	(16,389)	-

Total revenue	403,736	38,318	30,083	9	(16,389)	455,757

Net segment income (loss)	$35,821	$1,793	$2,479	$(24,386)	$-	$15,707

Interest, net	3,548	-	(5)	9,527	-	13,070

Depreciation and amortization	8,980	138	216	831	-	10,165

EBITDA	$48,349	$1,931	$2,690	$(14,028)	$-	$38,942

Center rent expense	18,065	100	244	-	-	18,409

EBITDAR	$66,414	$2,031	$2,934	$(14,028)	$-	$57,351

Normalized EBITDA	$48,349	$1,931	$2,690	$(14,028)	$-	$38,942
Normalized EBITDAR	$66,414	$2,031	$2,934	$(14,028)	$-	$57,351

EBITDA margin	12.0%	5.0%	8.9%			8.5%

EBITDAR margin	16.4%	5.3%	9.8%			12.6%

Normalized EBITDA margin	12.0%	5.0%	8.9%			8.5%

Normalized EBITDAR margin	16.4%	5.3%	9.8%			12.6%

See definitions of EBITDA and EBITDAR in the table "Reconciliation of Net Income to EBITDA and EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

12 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA and EBITDAR
($ in thousands)

For the Nine Months Ended September 30, 2008
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,202,050	$65,607	$89,020	$29	$-	$1,356,706

Affiliated revenue	-	44,314	2,155	-	(46,469)	-

Total revenue	1,202,050	109,921	91,175	29	(46,469)	1,356,706

Net segment income (loss)	$116,991	$6,483	$6,866	$(80,199)	$-	$50,141

Interest, net	10,130	(1)	(14)	31,029	-	41,144

Depreciation and amortization	26,311	396	611	2,235	-	29,553

EBITDA	$153,432	$6,878	$7,463	$(46,935)	$-	$120,838

Center rent expense	54,308	285	732	-	-	55,325

EBITDAR	$207,740	$7,163	$8,195	$(46,935)	$-	$176,163

Normalized EBITDA	$151,729	$6,878	$7,463	$(46,413)	$-	$119,657
Normalized EBITDAR	$206,037	$7,163	$8,195	$(46,413)	$-	$174,982

EBITDA margin	12.8%	6.3%	8.2%			8.9%

EBITDAR margin	17.3%	6.5%	9.0%			13.0%

Normalized EBITDA margin	12.6%	6.3%	8.2%			8.8%

Normalized EBITDAR margin	17.1%	6.5%	9.0%			12.9%

See definitions of EBITDA and EBITDAR in the table "Reconciliation of Net Income to EBITDA and EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Year to Date Comparison".

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Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the				For the
	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2009		2008		2009		2008
Consolidated Company

Revenues - Non-affiliated (in thousands)
Inpatient Ser vices	$ 420,623		$ 403,736		1,252,310		1,202,050
Rehabilitation Therapy Services	26,394		22,756		78,063		65,607
Medical Staffing Services	23,864		29,256		77,335		89,020
Other - non-core businesses	12		9		27		29
Total	$ 470,893		$ 455,757		$ 1,407,735		$ 1,356,706

Revenue Mix - Non-affiliated (in thousands)
Medicare	$ 138,105	29%	$ 127,942	28%	417,844	30%	386,250	28%
Medicaid	189,878	40%	184,453	40%	559,358	40%	542,536	40%
Private and Other	114,144	25%	117,375	26%	341,425	24%	348,920	26%
Managed Care / Insurance	24,393	5%	22,149	5%	76,591	5%	67,892	5%
Veterans	4,373	1%	3,838	1%	12,517	1%	11,108	1%
Total	$ 470,893	100%	$ 455,757	100%	$ 1,407,735	100%	$ 1,356,706	100%

Inpatient Services Stats

Number of centers:	206		206		206		206
Number of available beds:	22,481		22,516		22,481		22,516
Occupancy %:	87.9%		88.7%		88.2%		89.0%

Payor Mix % based on patient days:
Medicare - SNF Beds	15.3%		15.7%		15.8%		16.3%
Managed care / Ins. - SNF Beds	3.9%		3.7%		4.1%		3.9%
Total SNF skilled mix	19.2%		19.4%		19.9%		20.2%

Medicare	14.0%		14.3%		14.4%		14.8%
Medicaid	60.7%		60.1%		60.5%		59.5%
Private and Other	20.7%		21.3%		20.3%		21.3%
Managed Care / Insurance	3.6%		3.4%		3.8%		3.5%
Veterans	1.0%		0.9%		1.0%		0.9%

Revenue Mix % of revenues:
Medicare - SNF Beds	32.2%		31.6%		32.9%		32.3%
Managed care / Ins. - SNF Beds	6.1%		5.8%		6.4%		5.9%
Total SNF skilled mix	38.3%		37.4%		39.3%		38.2%

Medicare	31.9%		30.9%		32.4%		31.4%
Medicaid	45.1%		45.7%		44.7%		45.1%
Private and Other	16.2%		16.9%		15.8%		17.0%
Managed Care / Insurance	5.8%		5.5%		6.1%		5.6%
Veterans	1.0%		1.0%		1.0%		0.9%

Revenues PPD:
LTC only Medicare (Part A)	$ 457.79		$ 423.38		$ 454.15		$ 417.23
Medicare Blended Rate (Part A & B)	$ 496.11		$ 456.82		$ 491.94		$ 447.68
Medicaid	$ 172.06		$ 167.12		$ 170.86		$ 165.88
Private and Other	$ 175.29		$ 170.82		$ 175.82		$ 170.58
Managed Care / Insurance	$ 371.09		$ 352.17		$ 373.86		$ 347.90
Veterans	$ 234.74		$ 220.82		$ 229.95		$ 214.45

Rehab contracts

Affiliated	121		116		121		116
Non-affiliated	328		325		328		325

Average Qtrly Revenue per Contract	$ 100.2		$ 86.9		$ 98.9		$ 83.1
(in thousands)

14 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - QUARTER COMPARISON
(in thousands, except per share data)

	AS REPORTED - 3rd QUARTER 2009
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported 3rd QUARTER 2009	$470,893	$60,366	$42,172	$17,609	$10,389	$(731)	$9,658
Percent of Revenue		12.8%	9.0%	3.7%	2.2%	-0.2%	2.1%

Normalizing Adjustments:
Restructuring costs	-	-	-	872	514	-	514

Adjusted As Reported-3rd QUARTER 2009	$470,893	$60,366	$42,172	$18,481	$10,903	$(731)	$10,172
Percent of Revenue		12.8%	9.0%	3.9%	2.3%	-0.2%	2.2%

Diluted EPS: As Reported					$0.24	$(0.02)	$0.22
As Adjusted					$0.25	$(0.02)	$0.23

	AS REPORTED - 3rd QUARTER 2008
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - 3rd QUARTER 2008	$455,757	$57,351	$38,942	$15,707	$9,421	$(817)	$8,604
Percent of Revenue		12.6%	8.5%	3.4%	2.1%	-0.2%	1.9%

Normalizing Adjustments:
None	-	-	-	-	-	-	-

Adjusted As Reported-3rd QUARTER 2008	$455,757	$57,351	$38,942	$15,707	$9,421	$(817)	$8,604
Percent of Revenue		12.6%	8.5%	3.4%	2.1%	-0.2%	1.9%

Diluted EPS: As Reported					$0.21	$(0.02)	$0.19
As Adjusted					$0.21	$(0.02)	$0.19

See definitions of EBITDA and EBITDAR in the table "Reconciliation of Net Income to EBITDA and EBITDAR".

Normalizing adjustments are transactions or adjustments not related to ongoing operations and consists of restructuring costs.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

15 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YEAR TO DATE COMPARISON
(in thousands, except per share data)

	AS REPORTED -NINE MONTHS 2009
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Nine Months 2009	$1,407,735	$182,042	$127,269	$55,597	$32,802	$(2,806)	$29,996
Percent of Revenue		12.9%	9.0%	3.9%	2.3%	-0.2%	2.1%

Normalizing Adjustments:
Restructuring costs	-	-	-	872	514	-	514
Prior periods' self-insurance costs	-	4,300	4,300	4,300	2,537	348	2,885

Adjusted As Reported-Nine Months 2009	$1,407,735	$186,342	$131,569	$60,769	$35,853	$(2,458)	$33,395
Percent of Revenue		13.2%	9.3%	4.3%	2.5%	-0.2%	2.4%

Diluted EPS: As Reported					$0.75	$(0.07)	$0.68
As Adjusted					$0.82	$(0.06)	$0.76

	AS REPORTED - NINE MONTHS 2008
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Nine Months 2008	$1,356,706	$176,163	$120,838	$50,218	$30,099	$(3,233)	$26,866
Percent of Revenue		13.0%	8.9%	3.7%	2.2%	-0.2%	2.0%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(2,650)	(2,650)	(2,650)	(1,590)	(222)	(1,812)
Harborside integration costs	-	1,469	1,469	1,469	881	-	881

Adjusted As Reported-Nine Months 2008	$1,356,706	$174,982	$119,657	$49,037	$29,390	$(3,455)	$25,935
Percent of Revenue		12.9%	8.8%	3.6%	2.2%	-0.3%	1.9%

Diluted EPS: As Reported					$0.68	$(0.07)	$0.61
As Adjusted					$0.67	$(0.08)	$0.59

See definitions of EBITDA and EBITDAR in the table "Reconciliation of Net Income to EBITDA and EBITDAR".

Normalizing adjustments are transactions or adjustments not related to ongoing operations and consist of restructuring costs, prior periods' self-insurance costs and integration costs related to the Harborside acquisition.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

16 of 16